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                                                                                                           EXHIBIT 99.6
     March 2001


                                    MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                        CC MASTER CREDIT CARD TRUST II
                             (Formerly Chevy Chase Master Credit Card Trust II)
                                               SERIES 1996-A

     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995, (the "Pooling and Servicing
     Agreement"), among First USA Bank, National Association, ("First USA"), as Transferor and Servicer,
     and Bankers Trust Company, as Trustee (the "Trustee"), First USA as Servicer is required to prepare certain information each month regarding current distributions to Series 1996-A Certificateholders and the performance of the CC Master Credit Card Trust II (the "Trust") during the previous month.  The information that is required to be prepared with respect to the April 16, 2001, Distribution Date
     (referred to herein as the "Distribution Date"), and with respect to the performace of the Trust during the
     March 2001, Monthly Period (referred to herein as the "Monthly Period") is set forth below.
     Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-A
     Certificate (a "Certificate").  Certain other information is presented based on the aggregate amounts for the Trust as a whole.  Capitalized terms used in this Monthly Statement have their respective meanings set forth in the
     Pooling and Servicing Agreement.

     A) Information Regarding Distributions to the Class A Certificateholders, per $1,000 original certificate principal amount.

          (1)  The total amount of the distribution to Class A
               Certificateholders, per $1,000 original certificate                                              $4.7233333
               principal amount

          (2)  The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates,
               per $1,000 original certificate principal amount                                                 $4.7233333

          (3)  The amount of the distribution set forth in paragraph
               1 above in respect of principal of the Class A
               Certificates, per $1,000 original certificate principal
               amount                                                                                           $0.0000000

     B)   Class A Investor Charge Offs and Reimbursement of Charge Offs

          (1)  The amount of Class A Investor Charge Offs                                                       $0.0000000

          (2)  The amount of Class A Investor Charge Offs
               set forth in paragraph 1 above, per $1,000                                                       $0.0000000
               original certificate principal amount

          (3)  The total amount reimbursed in respect of Class A
               Investor Charge Offs                                                                             $0.0000000


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          (4)  The amount set forth in paragraph 3 above, per
               $1,000 original certificate principal amount                                                     $0.0000000

          (5)  The amount, if any, by which the outstanding
               principal balance of the Class A Certificates exceeds
               the Class A Invested Amount after giving effect to
               all transactions on such Distribution Date                                                       $0.0000000

     C) Information Regarding Distributions to the Class B Certificateholders, per $1,000 original certificate principal amount

          (1)  The total amount of the distribution to Class B
               Certificateholders, per $1,000 original certificate
               principal amount                                                                                 $4.9233333

          (2)  The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates,
               per $1,000 original certificate principal amount                                                 $4.9233333

          (3)  The amount of the distribution set forth in paragraph 1 above in respect of principal on the Class B Certificates,
               per $1,000 original certificate principal amount                                                 $0.0000000

     D)   Class B Investor Charge Offs and Reimbursement of Charge Offs

          (1)  The amount of Class B Investor Charge Offs                                                       $0.0000000

          (2)  The amount of Class B Investors Charge Offs
               set forth in paragraph 1 above, per $1,000
               original certificate principal amount                                                            $0.0000000

          (3)  The total amount reimbursed in respect of Class B
               Investor Charge Offs                                                                             $0.0000000

          (4)  The amount set forth in paragraph 3 above, per
               $1,000 original certificate principal amount                                                     $0.0000000

          (5)  The amount, if any, by which the outstanding
               principal balance of the Class B Certificates
               exceeds the Class B Invested Amount after
               giving effect to all transactions on such
               Distribution Date                                                                                $0.0000000



                                             First USA Bank, National Association
                                             as Servicer

                                             By /s/ Tracie H. Klein
                                                ------------------------------
                                                Tracie H. Klein
                                                First Vice President



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